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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   DECEMBER 17, 1998
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                          INTREPID CAPITAL CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                        333-66859                           63-1197797
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(STATE OR OTHER          (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION)                                                         NUMBER)


3819 MONTCLAIR ROAD, SUITE 206, BIRMINGHAM, ALABAMA                  35213
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 904-350-9999
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ITEM 5.  OTHER EVENTS.

         On December 17, 1998, the Registrant, a recently formed holding company and wholly-owned subsidiary of Enviroq Corporation, became the parent holding company of Enviroq Corporation, a Delaware corporation ("Enviroq"), Institutional Asset Management, Inc., a Florida corporation ("IAM"), and Capital Research Corporation, a Florida corporation ("CRC"), as a result of the consummation of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of April 22, 1998, as amended and restated on October 29, 1998 (as so amended and restated, the "Merger Agreement"), among the Registrant, Enviroq, IAM, CRC, Freedom Holdings of Alabama, Inc., a Delaware corporation ("Sub-1"), IAM Merger Sub, Inc., a Florida corporation ("Sub-2"), and CRC Merger Sub, Inc., a Florida corporation ("Sub-3"). Pursuant to the Merger Agreement, Sub-1 merged with and into Enviroq with Enviroq being the surviving corporation (the "Enviroq Merger"), Sub-2 merged with and into IAM with IAM being the surviving corporation (the "IAM Merger") and Sub-3 merged with and into CRC with CRC being the surviving corporation (the "CRC Merger"). The Enviroq Merger, the IAM Merger and the CRC Merger are referred to herein collectively as the "Transaction."

         Upon the consummation of (i) the Enviroq Merger, Enviroq became a wholly-owned subsidiary of the Registrant, and each share of Enviroq common stock, par value $.01 per share (the "Enviroq Common Stock"), issued and outstanding was automatically converted into one fully-paid and nonassessable share of the common stock, par value $.01 per share, of the Registrant (the "Registrant's Common Stock") and $2.23 in cash, (ii) the IAM Merger, IAM became a wholly-owned subsidiary of the Registrant, and each share of IAM common stock, par value $.01 per share (the "IAM Common Stock"), issued and outstanding was automatically converted into 1206.149 fully-paid and nonassessable shares of the Registrant's Common Stock, (iii) the CRC Merger, CRC became a wholly-owned subsidiary of the Registrant, and each share of CRC common stock, par value $25.00 per share (the "CRC Common Stock"), issued and outstanding was automatically converted into 1206.149 fully-paid and nonassessable shares of the Registrant's Common Stock, and (iv) the Transaction, each currently outstanding and unexercised option to purchase shares of Enviroq Stock, IAM Stock and CRC Stock was automatically cancelled for no consideration. The Registrant will issue new stock certificates to the stockholders of record of Enviroq, IAM and CRC in connection with the consummation of the Transaction.

         Immediately following the consummation of the Transaction, Enviroq suspended its duty under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports required by Section 13(a) of the Exchange Act.

         The description of the Registrant's Capital Stock, including the Registrant's Common Stock, contained under the caption "DESCRIPTION OF INTREPID CAPITAL STOCK" in the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 6, 1998 (Commission File No. 333-66859) is incorporated herein by this reference (the "Registration Statement").

         The foregoing description of the Transaction and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement appearing in Enviroq's Proxy Statement/Prospectus and Offer to Redeem dated November 9, 1998, which constitutes a part of the Registration Statement.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b). Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information has been filed with the Securities and Exchange Commission as part of the Registration Statement.

         (c)   Exhibits.

          2.1 Amended and Restated Agreement and Plan of Reorganization dated October 29, 1998 among Intrepid Capital Corporation, Enviroq Corporation, Institutional Asset Management, Inc., Capital Research Corporation, Freedom Holdings of Alabama, Inc., IAM Merger Sub, Inc. and CRC Merger Sub, Inc. (Incorporated herein by reference to Exhibit 2(a) to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 6, 1998, Commission File No. 333-66859).

         99.1  Press Release issued December 17, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INTREPID CAPITAL CORPORATION



                                  By:  /s/ FORREST TRAVIS
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                                       Forrest Travis
                                       Its President and Chief Executive Officer



Dated as of December 31, 1998

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